                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 27, 2005

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

     Delaware                  333-121605                13-3416059
--------------------------------------------------------------------------------
  (State or other             (Commission              (IRS Employer
  jurisdiction of             File Number)          Identification No.)
  incorporation)

                 250 Vesey Street
        4 World Financial Center 10th Floor                10080
                New York, New York
--------------------------------------------------------------------------------
     (Address of principal executive offices)             Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events.

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-121605 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $1,791,661,100 in aggregate principal amount Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class B-4 and Class R Certificates of its Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates, Series 2005-WMC1 on January 25, 2005.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 19, 2005, as supplemented by the Prospectus Supplement, dated January 25, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of January 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer"), Wells Fargo Bank, N.A. as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,852,807,586 as of January 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            4.1 Pooling and Servicing Agreement, dated as of January 1, 2005, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wells Fargo Bank, N.A. as Master Servicer and Securities Administrator, Wilshire Credit Corporation, as Servicer, and HSBC Bank USA, National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2005, between Merrill Lynch Mortgage Capital Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS,
                                         INC.

                                         By:    /s/ Matthew Whalen
                                                --------------------------------
                                         Name:  Matthew Whalen
                                         Title: President

Date: February 11, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION                           PAGE NO.
-----------                       -----------                           --------
4.1           Pooling and Servicing Agreement, dated as of January 1,
              2005, among Merrill Lynch Mortgage Investors, Inc., as
              Depositor, Wells Fargo Bank, N.A. as Master Servicer
              and Securities Administrator, Wilshire Credit
              Corporation, as Servicer, and HSBC Bank USA, National
              Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2005, between Merrill Lynch Mortgage
              Capital Inc., as Seller, and Merrill Lynch Mortgage
              Investors, Inc., as Purchaser.